

Reveal on Cumberland
Indianapolis, IN

INVESTOR PRESENTATION

June 2026

INDEPENDENCE REALTY TRUST

TABLE OF CONTENTS


Bayview Club
Indianapolis, IN


Bayview Club
Indianapolis, IN

INDEPENDENCE REALTY TRUST

WHY IRT

Combination of a highly differentiated strategy focused on markets with attractive long-term fundamentals, accretive capital allocation, and operational excellence has driven superior shareholder returns

Highly Differentiated Strategy in Desirable Markets

- Weighted to high growth Sunbelt & Midwest markets
  - Net positive migration driven by better employment and quality of life opportunities, generating steady demand for housing
  - Job growth in IRT markets forecasted to increase to 3.5x the national average in 2026 [1]
- Renting significantly more affordable than home ownership (~89% more expensive to own a home) [1]
- IRT apartment rents are ~34% less expensive than new construction rents [1]

Stable, Durable, Workforce-Oriented Resident Base

- Serving a resilient and underserved segment: stable, middle-income households with consistent, long-term rental demand
- Counter-cyclical demand from "trade-down" customers
- Strong credit profile: conservative 23% rent-to-income ratio with an average annual income of ~$80k
- ~80% of IRT residents are employed in roles that are less susceptible to AI automation as they perform necessary functions in the economy.


Total Return[4]
241%
76%
15%
4%
10-Year
5-Year
IRT
Peer Group

Accretive & Disciplined Capital Allocation

- Value-add program drives robust returns, delivering ~16.1% return on investment and a 20% enhancement in NOI growth rate [2]
  - Significant embedded value: future pipeline of ~11K units represents ~$32m in incremental NOI [2]
- Investment grade balance sheet (BBB | Stable) with ~$563m liquidity
- Accessed equity capital opportunistically when trading above NAV and buying back shares when stock trading below NAV for a prolonged period

Best-in-Class Property Management

- Seasoned team with long multifamily track record
- Operating efficiency on par with larger caps
  - Lower annual growth rate in operating expenses compared to peer averages
  - IRT G&A load of 34bps on gross assets[3]
- IRT's 47% SS NOI growth since 2019 has outperformed the peer group's 21% [4]
- Local property management capabilities in each market with boots on the ground

(1) Job growth data based on CoStar Data Q1 2026. Relative cost of renting data based on Yardi Q1 2026 data.
(2) Incremental NOI is based on an estimated cost per unit of ~$18,500 and a 16.1% annual ROI based on IRT's historical returns. Value add pipeline data is as of March 31, 2026. These projections constitute forward-looking information. See "Forward-Looking Statements" at the end of this presentation.
(3) See slide 23 for additional information.
(4) S&P Capital IQ Pro data as of the time periods ended May 27, 2026; Peer Group based on simple average of AVB, BTR, CPT, CSR, EQR, ESS, MAA, NXRT, and UDR.

INDEPENDENCE REALTY TRUST


Bayview Club
Indianapolis, IN

RECENT OPERATIONAL UPDATES

RECENT OPERATIONAL UPDATES

Q1 2026 CFFO per share of $0.26	Q1 2026 Same Store Revenue Growth of 1.4%	Q1 2026 Same Store NOI Growth of 1.4%

Average Occupancy [1]

Same-Store Excluding Value Add


95.4%
95.4%
95.7%
95.5%
95.4%
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26

Same-Store Value Add


95.3%
95.0%
94.4%
94.9%
94.9%
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26

Same-Store Total


95.3%
95.3%
95.3%
95.3%
95.2%
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26

Same-Store Lease over Lease Rent Growth [1]

New Leases


-4.5%
-3.2%
-3.7%
-3.5%
-4.0%
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26

Renewals


4.8%
4.3%
2.6%
3.0%
3.2%
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26

Blended


0.6%
0.8%
0.1%
1.0%
0.7%
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26

Q2 2026 Updates:

- **Current Effective Asking Rents are up 3%** [2] driven by an increase in gross asking rents and lower concessions
  - Gross Asking Rents have Increased ~2.8% to $1,550/month [3]
  - Concessions still elevated but trending favorably during Q2
- **Prioritizing Rate** on New & Renewing Leases with Proprietary Data Science
- **Occupancy stable** at ~95% [1]
- **Lease Trade Outs** [1] **for April & May 2026:**

	Like-Term Leases	All Leases
New Leases	(3.2%)	(2.4%)
Renewal Leases	4.0%	4.7%

(1) See average occupancy and lease over lease rent growth definitions in the definitions and non-GAAP financial measure reconciliations section.
(2) The increase in current effective asking rents reflects the average of Q1 2026 effective asking rents compared to current effective asking rents as of May 28, 2026.
(3) Gross asking rent increase year-to-date through May 28, 2026.


Bayview Club
Indianapolis, IN

DRIVERS OF PERFORMANCE

OUR DRIVERS OF PERFORMANCE

How IRT Generates Sector Leading Shareholder Returns

A **Differentiated Portfolio**
Class-B Communities in Desirable Sun Belt & Midwest Markets

B **Improving Market Fundamentals**
Historically Low Supply & Solid Demand

C **Resilient, Middle-Income Resident Base**
Largely Employed in Essential Services Insulated from A.I. Job Displacement

D **Accretive & Disciplined Capital Allocation**
Prioritizes Value Add Program to Grow NOI

E **Best-in-Class Property Management**
A Robust Track Record of Improving Efficiency & Controlling Expenses


Bayview Club
Indianapolis, IN


Bayview Club
Indianapolis, IN

INDEPENDENCE REALTY TRUST

Ⓐ DIFFERENTIATED PORTFOLIO

Class B Apartment Communities in Sunbelt & Midwest Growth Markets

IRT's Strong Presence in Non-Gateway Markets



CO
OK
TX
IN
OH
KY
TN
NC
SC
AL
GA
FL
Operating Communities

	Sunbelt (2)	Midwest	Denver (3)
Communities	81	27	7
Units	24,749	7,131	1,722
% of NOI(1)	73%	21%	6%

(1) NOI is consolidated net operating income for the three months ended 3/31/2026.
(2) For the three months ended 3/31/2026. Sunbelt markets defined as AL, FL, GA, NC, OK, SC, TN and TX.
(3) Our Colorado market includes communities located in Fort Collins, Colorado Springs and Denver. It excludes one wholly-owned development community in Denver that is in lease-up with stabilization expected to occur in Q2 2026.
(4) Job growth data based on CoStar Data Q1 2026. Relative cost of renting data based on Yardi Q1 2026 data.

- Class B communities in attractive markets represent compelling value to renters with a durable demand profile
- Residents migrate to IRT markets for employment and quality of life, generating steady demand for housing
- Job growth in IRT markets forecasted to increase 3.5x the national average in 2026 (4)
- Cost of home ownership continues to favor renting (89% more expensive to own a home) (4)
- New apartment deliveries now trending below the long-term average
- Demand quotients in IRT markets are stronger than in Gateway markets

INDEPENDENCE REALTY TRUST

Ⓐ DIFFERENTIATED PORTFOLIO

Steady Demand for Class B Apartments

- The resilient nature of class B communities positions them to enjoy steady demand throughout the economic cycle

Class A

- Higher income residents move down in a recession
- Renters move down to Class B as rent increases outstrip income growth

Class B

- Capture households moving down in a recession
- Capture seniors who sell homes to fund retirement
- Capture individuals/families moving up with career progression

Class C

- Lower income residents move up as income grows

Class B Positioning:

- Most opportunity to consistently increase rents
- Less exposure to homeownership
- Less likely to be impacted from new construction

Sample Resident Demographic:

- Value driven
- Middle income category
- Renters with a durable demand profile

Residents Require Housing That Is:

- A good value (affordable)
- Well maintained, spacious, comfortable, clean and modern
- Equipped with state-of-the-art amenities
- Conveniently located

A DIFFERENTIATED PORTFOLIO

IRT Communities are a Compelling Value for Middle Market Renters

Renting at an IRT Community is Significantly Cheaper than Home Ownership (1)...



$5,000
$4,000
$3,000
$2,000
$1,000
$-
Monthly Cost
89% more to own a home
Atlanta - GA
Columbus - OH
Dallas-Fort Worth - TX
Denver - CO
Indianapolis - IN
Memphis - TN
Nashville - TN
Oklahoma City - OK
Raleigh - Durham - NC
Tampa - FL
IRT Top 10 Markets WAV
IRT In-Place Monthly Rent
Homeownership Cost

...And Significantly Less than Renting a Unit at a Newly Constructed Property (2)



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Monthly Rents
$583 more per month for new construction
Atlanta
Dallas - Fort Worth
Columbus
Denver
Raleigh - Durham
Oklahoma City
Indianapolis
Tampa
Nashville
Memphis
Total/WAV
IRT In-Place Monthly Rent
New Construction

(1) Sources: Redfin, Bankrate, FRED, Freddie Mac

(2) IRT's Average Asking Rent vs. new construction suburban rent for two-bedroom apartments; reflects Yardi Q1 2026 data.

INDEPENDENCE REALTY TRUST

B MARKET FUNDAMENTALS - EMPLOYMENT GROWTH

Employment Growth is Expected to Remain Higher in IRT Markets

- 2026 job growth across IRT markets is forecasted to outpace the National average by ~3.5x

Cumulative Total Employment Growth Since 2021



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Forecast
2021
2022
2023
2024
2025
2026
2027
2028
IRT WAV
Sunbelt
Mid-West
Greater Denver
Gateway Avg.
United States

Source: CoStar market-level data, Q1 2026. Gateway Markets include Boston, Washington, DC, Los Angeles, Miami, San Francisco, and New York.

B MARKET FUNDAMENTALS - MIGRATION

Positive Migration into IRT Markets

- People continue migrating away from higher cost Gateway markets and into IRT's markets for employment opportunities, access to good school systems, and a better quality of life
- ~68% of IRT's NOI (1) comes from 7 of the 10 states with the highest in-migration, per U-Haul



~68% of NOI from these 7 states
In-Migration
Out-Migration

TX, FL, NC, TN and SC – representing 51% of IRT's NOI (1) – have ranked among the Top 5 markets for in-migration for the past three consecutive years:

Top 5 States for In-Migration (Sorted by 2025 Migration Results)	2025	2024	2023
Texas	1	2	1
Florida	2	4	2
North Carolina	3	3	3
Tennessee	4	5	5
South Carolina	5	1	4

51% of NOI (1)

Source: U-Haul Growth Index date, https://www.uhaul.com/about/migration. Percentages are based on IRT's consolidated NOI by State, as reported in its Supplemental Information package.
(1) Represents IRT's consolidated NOI generated by communities in the states highlighted, for the quarter ended 3/31/2025.

INDEPENDENCE REALTY TRUST

B MARKET FUNDAMENTALS - SUPPLY

New Supply Pressure is Waning & Trending to Historically Low Levels

- New deliveries are trending significantly below the long-term average of 3.0% prior to 2024 (1)
- Construction starts have trended below the 11,000 unit trailing 10-year average (2) for several years, which supports the expectation of meaningfully lower deliveries in 2026 - 2028

New Supply (3)

- New supply peaked in 2024; expected to decline substantially
- 2025 Market Supply represented 3.7%, 60bps above IRT's Submarket



6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3.2%
2.9%
4.3%
5.6%
3.1%
2.6%
1.2%
1.3%
Long Term Avg.
2021
2022
2023
2024
2025
2026E
2027E
2028 E

Construction Starts (4)

- Construction duration results in a lag of 18-24+ months between multifamily starts to delivery



25,000
20,000
15,000
10,000
5,000
0
Construction Starts Signaling Declining New Supply Trend
2020 Q1
2020 Q3
2021 Q1
2021 Q3
2022 Q1
2022 Q3
2023 Q1
2023 Q3
2024 Q1
2024 Q3
2025 Q1
2025 Q3
2026 Q1
2026 Q3
2027 Q1
2027 Q3
2028 Q1
2028 Q3
Construction Units
Delivery Units
Linear (Delivery Units)

Source: CoStar Q1 2026 data release

(1) The 3.0% is based on the average annual increases in inventory in IRT submarkets, weighted by our NOI in each market, for 2014-2023.
(2) The 10-year trailing average for construction starts is based on total units started in IRT submarkets.
(3) Supply % of inventory based on annual increases in inventory in IRT submarkets, weighted by our NOI in each market.
(4) Construction Starts and Deliveries represent the totals for the submarkets where IRT owns, as reported by CoStar.

MARKET FUNDAMENTALS - DEMAND

Demand Quotients in IRT Markets Outpace Gateway Market Averages

- The ratios of Population Growth- and Employment Growth-to-New Supply in IRT markets are forecasted to accelerate and further outpace Gateway Markets
- This favorable supply-demand dynamic provides greater pricing power

Population Growth Per Unit of New Supply (1)(2)(3)



7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
-1.0x
-2.0x
4.2x
2.6x
6.1x
-1.2x
730 bps Higher than Gateway Markets
IRT
Gateway Markets
IRT
Gateway Markets
3 Yr. Historical Average (2023-2025)
3 Yr. Projected Average (2026-2028)

Employment Growth Per Unit of New Supply (1)(2)(3)



1.8x
1.6x
1.4x
1.2x
1.0x
0.8x
0.6x
0.4x
0.2x
0.0x
1.5x
1.1x
1.5x
0.7x
IRT
Gateway Markets
IRT
Gateway Markets
3 Yr. Historical Average (2023-2025)
3 Yr. Projected Average (2026-2028)

(1) Based on CoStar Data Q1 2026. Three-year historical is 2023-2025. Three-year projection is 2026-2028. Gateway Markets include Boston, Los Angeles, New York, San Francisco, Washington D.C.
(2) IRT Weighted Average based on NOI Exposure by market.
(3) Represents the number of people moving/finding employments in markets for every one unit delivered.

INDEPENDENCE REALTY TRUST

RESILIENT RESIDENT BASE

IRT residents average 36 years of age, earn an average annual income of ~$80,000, and are primarily employed in essential services with low risk of automation[1]



CO
IN
OH
OK
TN
NC
TX
GA
FL
Top 10 IRT Markets by NOI

	Market*	Resident Average Age[1]
1	Atlanta, GA	40
2	Dallas, TX	41
3	Denver, CO	37
4	Columbus, OH	36
5	Raleigh-Durham, NC	36
6	Indianapolis, IN	35
7	Oklahoma City, OK	34
8	Tampa-St. Petersburg, FL	36
9	Nashville, TN	34
10	Memphis, TN	34
	PORTFOLIO AVERAGE	**36**

	Market*	Rent/ Income[1]
1	Atlanta, GA	21.5%
2	Dallas, TX	22.5%
3	Denver, CO	27.8%
4	Columbus, OH	24.6%
5	Raleigh-Durham, NC	24.6%
6	Indianapolis, IN	24.2%
7	Oklahoma City, OK	18.6%
8	Tampa-St. Petersburg, FL	29.0%
9	Nashville, TN	23.9%
10	Memphis, TN	25.5%
	PORTFOLIO AVERAGE	**23.1%**

Top 5 Employment Sectors[1]

	Market*	Average Income	1	2	3	4	5
1	Atlanta, GA	$82,698	Services/Retail	Professional	Healthcare	Technology	Sales
2	Dallas, TX	$92,917	Construction	Student/Education	Engineering	Professional	Self Employed
3	Denver, CO	$84,849	Services/Retail	Professional	Healthcare	Construction	Hospitality
4	Columbus, OH	$75,317	Services/Retail	Professional	Healthcare	Construction	Self Employed
5	Indianapolis, IN	$70,818	Services/Retail	Professional	Healthcare	Hospitality	Sales
6	Raleigh-Durham, NC	$76,778	Professional	Healthcare	Services/Retail	Technology	Student/Education
7	Oklahoma City, OK	$81,497	Services/Retail	Professional	Healthcare	Technology	Student/Education
8	Tampa-St. Petersburg, FL	$83,682	Professional	Healthcare	Services/Retail	Sales	Self Employed
9	Nashville, TN	$71,410	Services/Retail	Professional	Healthcare	Technology	Sales
10	Memphis, TN	$79,306	Services/Retail	Professional	Healthcare	Student/Education	Sales
	PORTFOLIO AVERAGE	**$79,927**	Services/Retail	Professional	Healthcare	Technology	Sales

Key

- Services/Retail
- Professional
- Healthcare
- Technology
- Sales
- Engineering
- Self Employed
- Construction
- Student/Education
- Hospitality

(1) All resident demographic data is self-reported by residents. Average age, average income, and rent-to-income ratio are for residents that have moved in during the three months ending March 31, 2026. Employment sector data is for all residents as of March 31, 2026.

* Market size ranked by number of apartment units.

D DISCIPLINED CAPITAL ALLOCATION

Prioritize Value-Add Renovations Yielding ~16.1% ROI Investment

- Since 2018, IRT's Value-Add program has generated average yield on investment of ~16.1%[1], enhancing NOI growth rate by ~20%
- Value-add pipeline fully funded from excess free cash flow with no incremental debt or equity capital required

Value-Add Incremental NOI [2,3]


($ millions)
Incremental Value Creation [2,4]
~$423
~$247
~$138
~$808
~$35
~$21
~$12
~$67
Previously Renovated Units
In place program + 2026 starts
Future Pipeline
Total

Units: 11,871 | 6,917 | 3,873 | 22,661

Enhanced NOI Growth Rate


2024
2025
~2.6%
~0.6%
~3.2%
~2.0%
~0.4%
~2.4%
Baseline
Value Add
Total
Baseline
Value Add
Total

(1) See definitions of Rent Premium on Value Add Renovations, Renovation Costs per Unit, and Return on Investment on Value Add Renovations.
(2) Value add pipeline data is as of March 31, 2026. These projections constitute forward-looking information. See "Forward-Looking Statements" at the end of this presentation.
(3) Value Add Incremental NOI is based on an estimated cost per unit of ~$18,500 and a 16.1% annual ROI based on IRT's historical returns.
(4) Incremental Value Creation calculated as incremental NOI, divided by 5.5% cap rate net of renovation costs of ~$18,500 per unit.

INDEPENDENCE REALTY TRUST

D DISCIPLINED CAPITAL ALLOCATION

Value-Add Case Study: The Pointe at Vista Ridge, Dallas TX

Before





After





	At Acquisition 12/16/21	3/31/26	Change
Revenue (TTM)	$5.1mm	$7.3mm	+42%
NOI (TTM)	$3.0mm	$4.5mm	+48%
NOI Margin	59.3%	61.7%	+240 bps
Ave. Eff. Monthly Rent	$1,420	$1,730	+22%

As of March 2026, we have invested $9.8mm in the property including approximately $5.8mm through our Value-Add program and renovations are 88% complete

Our Value-Add Renovations achieve outsized value creation:

- Post renovation asset value of $78.0 million, representing an increase of 41% from acquisition
- Incremental value creation of $12.8 million, after renovation investment.
- Enhanced resident profile, resulting in a 22% average effective rental rate increase as of March 2026
- Generated unlevered ROI of 15.1% on interior improvements (2)


$55.4
$9.8
$12.8
$78.0
At acquisition
Invested Capital
Value Created
Total Value (1)

(1) Assumes a cap rate of 5.5%.
(2) See the definition of Return on Investment on Value Add Renovations in the Definitions section.

D DISCIPLINED CAPITAL ALLOCATION

Capital Recycling Upgrades Portfolio Quality and Market Concentration

- Recycle capital from older vintage communities with less predictable capital expenditure profiles and/or out of locations where we lack scale
- Deploy proceeds into newer communities to build scale in higher growth markets, creating long-term value
- 2025 Dispositions - Two communities, $161 million gross proceeds, economic cap rate[1] of 5.5%
- 2025 Acquisitions - Three communities, $214.5 million gross sale price, economic cap rate of 5.8%
- Two communities held for sale in 2026

Sold *Jamestown at St. Matthews in Louisville, KY*



Acquired *3030 at Apopka and M2* in Orlando, FL



(1) Economic cap rates are based on estimated forward 12-month NOI, less a property management fee and estimated capex, at the time of the transaction.

INDEPENDENCE REALTY TRUST

D DISCIPLINED CAPITAL ALLOCATION

Accretive Stock Issuance and Repurchases

- Opportunistically raise equity when trading above NAV and repurchase shares on a ***leverage neutral basis*** when the stock is trading at a significant, prolonged discount to NAV

IRT's Premium (Discount) to Net Asset Value(1)(2)



$30.00
$28.00
$26.00
$24.00
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
Q4 2024: ATM Issuance at average price of $20.26
March 2025: ATM Issuance at average price of $21.28
February/March 2026: Repurchased 1.8M shares at an average price of $16.24, for a total of $29.9M
September 2024: Secondary offering at price of $19.75
November 2025: Repurchased 1.9M shares at an average price of $16.00, for a total of $30M
Jun-24
Jul-24
Aug-24
Sep-24
Oct-24
Nov-24
Dec-24
Jan-25
Feb-25
Mar-25
Apr-25
May-25
Jun-25
Jul-25
Aug-25
Sep-25
Oct-25
Nov-25
Dec-25
Jan-26
Feb-26
Mar-26
Apr-26
May-26
IRT Stock Price
Consensus NAV

(1) Sources: S&P Global's Capital IQ Pro. Average monthly IRT closing stock price and consensus NAV estimates 3/31/2024 - 5/27/2026.
(2) Please refer to our Building Blocks for NAV & Implied Cap Rate Analysis on page 28 for additional information.

D DISCIPLINED CAPITAL ALLOCATION

Investment Grade Rated Balance Sheet

Simple Capital Structure[1]



Secured Debt
Unsecured Debt
Equity
19%
19%
62%
$6.4B
Total Enterprise Value

Investment Grade Rated

Agency	Rating	Outlook
Fitch Ratings	BBB	Stable
S&P Global Ratings	BBB	Stable

Conservatively Leveraged



6.7x
5.9x
5.7x
5.7x
Q4 2023
Q4 2024
Q4 2025
Q4 2026 est.

Well Laddered Debt Maturities[1]



($ in millions)
$0
$0
$980
$629
$457
$210
2026
2027
2028
2029
2030
Thereafter

(1) As of March 31, 2026, as adjusted for the amended and restated credit agreement the Company entered into in February 2026 and the planned payoff of mortgages maturing during 2026 using unsecured revolver capacity.

INDEPENDENCE REALTY TRUST

TRACK RECORD OF OUTPERFORMANCE

Leading CFFO per share Growth and Total Shareholder Returns

- IRT's Differentiated Portfolio of Class-B Apartment Communities in Desirable Markets and Operational Excellence have Generated Superior CFFO per share Growth and Total Returns

CFFO per Share Growth (1)



IRT
50%
Non-Gateway
36%
Peer Group
26%
Coastal
19%
2019
2020
2021
2022
2023
2024
2025
2026
Midpoint
IRT
Non-Gateway
Coastal
Peer Group

Cumulative Total Shareholder Return (2)



IRT
47%
Non-Gateway
24%
Peer Group
13%
Coastal
9%
2019
2020
2021
2022
2023
2024
2025
2026
IRT
Non-Gateway
Coastal
Peer Group

Coastal peer group includes AVB, EQR, ESS, and UDR; non-gateway peer group includes CPT, CSR, MAA, and NXRT. CFFO per share metrics are based on the definitions used by the peer group companies and may not be comparable.

(1) Source: Company reports.

(2) Sources: S&P Global's Capital IQPro data as of the time periods ended 5/27/2026.


PET SPA RULES
Bayview Club
Indianapolis, IN

Appendices

2026 GUIDANCE

Improving Supply and Steady Demand Underpin Expectations

FY 2026 Guidance Assumptions[1]

($ in millions except per share data)

CFFO per share	$1.12 - $1.16	Corporate Expenses:	
Same-Store Portfolio (109 properties / 31,735 units):		G&A plus property management	$55 - $57
Property revenue growth	1.0% - 2.4%	Interest expense, excluding loan premium accretion	$93 - $97
Total operating expense growth	2.9% - 3.9%	Acquisitions, net of dispositions:	$33 - $39
NOI growth	(0.6%) – 2.2%	Other Capital Expenditures:	
Same-Store portfolio NOI	$396 - $408	Recurring, non-recurring & revenue enhancing	$61 - $69
Non same-store portfolio NOI	$25 - $26	Value Add program (2,000 - 2,500 units completed)	$42 - $46
		Weighted average shares and units outstanding	242.2 million

FY 2026 CFFO Per Share Bridge[2]



$1.17
$0.01
$0.01
$(0.03)
$(0.01)
$(0.01)
$1.14
2025
SS NOI Growth
Non-SS impact to CFFO
Interest Expense
JV Pref Income
Overhead Costs
2026

(1) Our guidance constitutes forward-looking information. See "Forward-Looking Statements" at the end of this presentation. For a complete listing of guidance assumptions, please refer to our First Quarter 2026 Financial Results press release dated April 29, 2026.

(2) In the CFFO per share bridge:
- Non-same store impact to CFFO includes approximately $0.03 of higher NOI from acquisitions partially offset by associated interest expense and incremental shares issued in connection with those acquisitions.
- Higher interest expense reflects $0.02 of lower capitalized interest expense and $0.01 from SOFR swaps expiring.
- Lower JV Pref Income refers to the $0.1 benefit related to the redemption of our preferred equity interest in our Nashville joint venture that was received in 2025 and not expected to reoccur in 2026.

INDEPENDENCE REALTY TRUST

MSA Employment Growth Drivers – IRT Markets

Market	BLS CES 2024-2025 YOY% / Jobs	CoStar 3-Yr Fcst	Primary Driver	Secondary Driver	Key Highlights
Dallas–Fort Worth *Corporate Relocation Capital*	**+0.3%** +14,200	**+2.3%**	Financial Services "Y'all Street"	Tech Manufacturing #1 N. American Tech Hub	Goldman Sachs 5K-employee campus; 100 HQ relocations 2018–24; 21 Fortune 500 HQs; TI $60B semiconductor investment; 339 new residents/day in 2025
Raleigh–Durham *Research Triangle Innovation Engine*	**+1.3%** +9,500	**+1.8%**	Life Sciences & Biotech Pharma/clinical research	Technology Apple & Google ops	Ranked #1 U.S. city for jobs & earning potential (Checkr '25); Apple $1B campus drawing supply-chain employers; Duke/UNC/NC State talent pipeline
Charlotte *Banking & Finance Powerhouse*	**+2.7%** +37,600	**+1.7%**	Banking & Finance #2 U.S. banking center	Technology Enterprise cloud & cyber	BofA & Wells Fargo HQs; fastest YOY growth of all major U.S. metros (BLS Dec '25); strong NE in-migration; Atrium Health anchors healthcare hiring
Nashville *Healthcare & Entertainment Capital*	**+1.0%** +12,400	**+1.5%**	Healthcare / HealthTech HCA Healthcare, Vanderbilt	Technology Oracle campus relocation	Oracle relocation added thousands of high-wage jobs; local hiring rate 2.6% for young workers; avg. income $79,450; no state income tax drives in-migration
Denver *Aerospace & Energy Innovation Hub*	**+0.1%** +2,200	**+1.5%**	Aerospace & Defense Space Force HQ, Lockheed	Technology / AI CO 8.2% tech workforce density	Space Force HQ at Peterson Space Force Base; Colorado 4th most tech-dense state (8.2%); AI startup ecosystem in Boulder/Denver corridor; oil-to-renewables energy transition
Atlanta *Southeast Tech & Logistics Hub*	**0.0%** -300	**+1.5%**	Technology / Data Centers GA #1 Data Center Market	Logistics & Transportation Hartsfield-Jackson hub	Surpassed NoVA as #1 U.S. data center market; Emory/CDC anchor life sciences; 64K+ new residents in 2024–25; Hyundai EV plant tailwinds; payroll headcount flat at Dec '25 benchmark
Tampa *Sun Belt Growth Market*	**+0.9%** +14,400	**+1.0%**	Financial Services Raymond James, Citigroup	Healthcare BayCare, Tampa General	FL added 427K jobs YOY (2nd only to TX); port expansion fueling logistics & trade employment; no state income tax draws HQ relocations; emerging life sciences cluster
Indianapolis *Midwest Resilience Leader*	**+0.1%** +1,300	**+0.8%**	Life Sciences / Pharma Eli Lilly GLP-1 expansion	Logistics FedEx/UPS global hubs	Top-5 U.S. large manufacturing hub; Eli Lilly GLP-1 boom driving pharma hiring; FedEx Indy world's largest hub; OneAmerica & CNO Financial anchor insurance sector
Columbus, *Silicon Heartland Semiconductor Hub*	**+1.2%** +13,800	**+0.8%**	Semiconductors Intel $20B fab (CHIPS Act)	FinTech / Insurance JPMorgan Chase tech hub	3,000 direct Intel jobs avg. $135K + 10K+ indirect; Applied Materials, Lam Research joining ecosystem; JPMorgan Chase & Nationwide Insurance anchor fintech
Oklahoma City *Aerospace, Energy & Healthcare Hub*	**+2.1%** +14,700	**+0.6%**	Aerospace & Defense Tinker AFB, 80K+ jobs, $8.8B impact	Energy / Healthcare Devon, Chesapeake, OU Health	Largest single-site employer: Tinker AFB (24K+ military/civilian); 300+ aerospace/aviation firms; 2025 outlook +2.5% / +18,200 jobs; 41 consecutive months unemployment below 4%; Paycom HQ

Sources: BLS CES: Dec '24–Dec '25 (Not Seasonally Adjusted) | CoStar 3-Yr Forecast | Sorted: CoStar Forecast High–Low

IRT MARKETS | ATLANTA, GA



Atlanta

Major Employers: DELTA, Coca-Cola, UPS, The Home Depot, Chick-fil-A, EMORY HEALTHCARE

Atlanta Market	IRT Portfolio [5]
Total Units [1]: 553,881	Properties: 13 | Units: 5,180
Stabilized Market Occupancy [1]: 89.9%	Occupancy: 94.2%
Total Market Occupancy [1] [4]: 88.3%	Portfolio NOI Share: 14.7%

% Job Growth [1]   % Population Growth [1]



-0.21%
-0.43%
0.20%
0.27%
0.05%
0.12%
1.01%
0.25%
0.39%
0.90%
-0.05%
0.21%
2025
2026
2025
2026
IRT Market
Gateway Markets [2]
U.S. Average

% Apartment Deliveries [1][3]



5.68%
2.94%
2.03%
2.06%
2024
2025
2026
2027

IRT Market Developments:

- ***Mercedes-Benz:*** Investing $34 million in R&D hub to complement and expand its 1MB HQ in Sandy Springs.
- ***Amazon:*** Investing $11 billion into new data center developments in Atlanta MSA and across Georgia.
- ***Data Centers Developments in ATL:*** Currently the second largest U.S. data center market by MW supply (1,500MW) with an additional 2,076MW under construction in 2026

(1) Sources: CoStar Q1 2026 data release; Green Street data as of April 2026
(2) Gateway Markets defined as: Boston, MA; Los Angeles and San Francisco, CA; New York, NY; Washington, DC
(3) Apartment deliveries based on IRT submarkets within the broader market
(4) Total market occupancy includes new developments in lease-up
(5) IRT's consolidated property portfolio for Q1 2026

IRT MARKETS | DALLAS, TX



Fort Worth
Arlington
Dallas
Plano

Major Employers:

Texas Instruments, Southwest, American Airlines, AT&T, Baylor Scott & White Health, Toyota

Dallas Market	IRT Portfolio [5]
Total Units [1]: 939,203	Properties: 14 | Units: 4,007
Stabilized Market Occupancy [1]: 89.6%	Occupancy: 95.6%
Total Market Occupancy [1] [4]: 87.3%	Portfolio NOI Share: 13.3%

% Job Growth [1] **% Population Growth [1]**



0.03%
-0.43%
0.20%
0.69%
0.05%
0.12%
1.37%
0.25%
0.39%
1.20%
-0.05%
0.21%
2025
2026
2025
2026
IRT Market
Gateway Markets [2]
U.S. Average

% Apartment Deliveries [1][3]



3.29%
2.13%
2.23%
0.74%
2024
2025
2026
2027

IRT Market Developments:

- ***Goldman Sachs:*** Opening their $500 million, 800,000 SF Victory Park campus in Uptown/Park Cities.
- ***Texas Instruments:*** Investing $40 billion into North Texas fab manufacturing sites, including up to $6 billion at their Richardson, TX plant near VV&M and Vue at Knoll Trail.
- ***Data Center Developments in DFW MSA:*** The third U.S. market to surpass 1,000 MW of total supply, with colocation space under construction (605 MW) expected to double supply by YE 2026.

(1) Sources: CoStar Q1 2026 data release; Green Street data as of April 2026
(2) Gateway Markets defined as: Boston, MA; Los Angeles and San Francisco, CA; New York, NY; Washington, DC
(3) Apartment deliveries based on IRT submarkets within the broader market
(4) Total market occupancy includes new developments in lease-up
(5) IRT's consolidated property portfolio for Q1 2026

IRT MARKETS | COLUMBUS, OH


Columbus
Dublin
Worthington
Hilliard
Upper Arlington
Grandview Heights
Bexley
Whitehall
Gahanna
Reynoldsburg
Grove City
Groveport
Canal Winchester
Pickerington
New Albany
Minerva Park
Huber Ridge
Oakland
Urbancrest
Galloway
Lincoln Village
Blacklick Estates
Lake Darby
Darbydale
Wrightsville
Amlin
Amity
Plain City
Battelle Darby Creek Metro Park

% Job Growth (1) / % Population Growth (1)


0.86%
-0.43%
0.20%
0.15%
0.05%
0.12%
1.10%
0.25%
0.39%
0.83%
-0.05%
0.21%
2025
2026
2025
2026
IRT Market
Gateway Markets (2)
U.S. Average

% Apartment Deliveries (1)(3)


1.45%
2.34%
3.34%
1.46%
2024
2025
2026
2027

Major Employers: Intel, Nationwide, CardinalHealth, OhioHealth, JPMorganChase, The Ohio State University

Columbus Market	IRT Portfolio (5)
Total Units (1): 232,281	Properties: 11 | Units: 2,650
Stabilized Market Occupancy (1): 91.8%	Occupancy: 95.8%
Total Market Occupancy (1)(4): 89.1%	Portfolio NOI Share: 7.5%

IRT Market Developments:

- ***Anduril:*** Announced plans to invest $900+ million to build a 5 million SF drone manufacturing facility. Anduril recently raised $5b series H raise in May 2026, valuing the company at $61b.
- ***Intel:*** Advances their $20 billion Ohio One semiconductor campus with $1.5 billion invested in 2025.

(1) Sources: CoStar Q1 2026 data release; Green Street data as of April 2026
(2) Gateway Markets defined as: Boston, MA; Los Angeles and San Francisco, CA; New York, NY; Washington, DC
(3) Apartment deliveries based on IRT submarkets within the broader market
(4) Total market occupancy includes new developments in lease-up
(5) IRT's consolidated property portfolio for Q1 2026

IRT MARKETS | TAMPA, FL



East Lake
Great Northdale
Tampa Palms
Citrus Park
University
Thonotosassa
Westchase
Greater Carrollwood
Oldsmar
Temple Terrace
Town 'N' Country
Egypt Lake-Leto
Seminole Heights
Safety Harbor
East Tampa
Seffner
Tampa
Old Tampa Bay
South Tampa
St. Pete-Clearwater International Airport
Davis Islands
Palm River-Clair Mel
Progress Village
Sun Bay South
MacDill Air Force Base
Riverview
Gibsonton
Pinellas Park
Boyette
Lealman
Shore Acres

Major Employers:

TRANSAMERICA | HSN | JABIL | RAYMOND JAMES | FRANKLIN TEMPLETON

Tampa Market	IRT Portfolio (5)
Total Units (1): 248,823	Properties: 6 | Units: 1,791
Stabilized Market Occupancy (1): 91.1%	Occupancy: 94.5%
Total Market Occupancy (1)(4): 88.9%	Portfolio NOI Share: 6.6%



% Job Growth (1)
% Population Growth (1)
1.02%
-0.43%
0.20%
0.13%
0.05%
0.12%
0.63%
0.25%
0.39%
0.53%
-0.05%
0.21%
2025
2026
2025
2026
IRT Market
Gateway Markets (2)
U.S. Average



% Apartment Deliveries (1)(3)
3.51%
1.85%
2.51%
1.78%
2024
2025
2026
2027

IRT Market Developments:

- ***Water Street Tampa:*** Plans continue for the $3 billion mixed-use development on Water Street with residential, retail, and office space.
- ***Tampa Bay Rays:*** Planning $2.3 billion stadium and mixed-use project with new ballpark and entertainment spaces.

(1) Sources: CoStar Q1 2026 data release; Green Street data as of April 2026
(2) Gateway Markets defined as: Boston, MA; Los Angeles and San Francisco, CA; New York, NY; Washington, DC
(3) Apartment deliveries based on IRT submarkets within the broader market
(4) Total market occupancy includes new developments in lease-up
(5) IRT's consolidated property portfolio for Q1 2026

IRT MARKETS | INDIANAPOLIS, IN



Advance
Lebanon
Westfield
Noblesville
Carmel
Fishers
Zionsville
Royalton
Pendleton
Ingalls
Fortville
Lizton
Pittsboro
Brownsburg
Tilden
Meridian Hills
McCordsville
Rocky Ripple
Lawrence
Maxwell
Mt Comfort
Clermont
Speedway
Indianapolis
Cumberland
Greenfield
Danville
Avon
Plainfield
Beech Grove
New Palestine
Clayton
Fountaintown
Southport
Mooresville
Greenwood
London
Monrovia
Center Gr
Fairland
Hall
Waverly
New Whiteland
Boggstown
Brooklyn

Major Employers:

Anthem. Allison Transmission, salesforce, Lilly, Celadon, Roche

Indianapolis Market	IRT Portfolio (5)
Total Units (1): 179,388	Properties: 8 | Units: 2,259
Stabilized Market Occupancy (1): 90.2%	Occupancy: 95.2%
Total Market Occupancy (1)(4): 88.2%	Portfolio NOI Share: 6.3%

% Job Growth (1) / % Population Growth (1)



0.18%
0.20%
-0.43%
0.14%
0.05%
0.12%
0.92%
0.25%
0.39%
0.63%
0.21%
-0.05%
2025
2026
2025
2026
IRT Market
Gateway Markets (2)
U.S. Average

% Apartment Deliveries (1)(3)



2.65%
0.31%
3.03%
0.68%
2024
2025
2026
2027

IRT Market Developments:

- ***Eli Lilly:*** Spending up to $1.8 billion to upgrade its Indianapolis research and manufacturing sites.
- ***Indiana/Lilly:*** Gov. Braun and Lilly signed letter of intent to explore nuclear energy developments as part of a broader $1 billion state initiative.

(1) Sources: CoStar Q1 2026 data release; Green Street data as of April 2026
(2) Gateway Markets defined as: Boston, MA; Los Angeles and San Francisco, CA; New York, NY; Washington, DC
(3) Apartment deliveries based on IRT submarkets within the broader market
(4) Total market occupancy includes new developments in lease-up
(5) IRT's consolidated property portfolio for Q1 2026

IRT MARKETS | DENVER, CO


Masonville
Windsor
Loveland
Greeley
Evans
Rocky Mountain National Park
Johnstown
Berthoud
Lyons
Allenspark
Longmont
Roggen
Boulder
Brighton
Nederland
Broomfield
Black Hawk
Arvada
Idaho Springs
Denver
Strasburg
Evergreen
Mt Blue Sky
Littleton
Comanche

% Job Growth (1) | % Population Growth (1)


-0.30%
-0.43%
0.20%
0.36%
0.05%
0.12%
0.34%
0.25%
0.39%
0.30%
-0.05%
0.21%
2025
2026
2025
2026
IRT Market
Gateway Markets (2)
U.S. Average

% Apartment Deliveries (1)(3)


4.24%
7.75%
3.30%
0.80%
2024
2025
2026
2027

Major Employers: Centura Health, Ball, HealthONE, Lockheed Martin, CenturyLink, RE/MAX

Denver Market	IRT Portfolio (5)
Total Units (1): 324,375	Properties: 7 | Units: 1,722
Stabilized Market Occupancy (1): 90.4%	Occupancy: 93.2%
Total Market Occupancy (1)(4): 88.3%	Portfolio NOI Share: 5.8%

IRT Market Developments:

- ***BioMed Realty:*** Has earmarked $200 million to invest in new construction, lab conversions and other projects at the Flatiron Park campus.

(1) Sources: CoStar Q1 2026 data release; Green Street data as of April 2026
(2) Gateway Markets defined as: Boston, MA; Los Angeles and San Francisco, CA; New York, NY; Washington, DC
(3) Apartment deliveries based on IRT submarkets within the broader market
(4) Total market occupancy includes new developments in lease-up
(5) IRT's consolidated property portfolio for Q1 2026

IRT MARKETS | OKLAHOMA CITY, OK



Piedmont
Arcadia
66
Luthe
344
77
Jones
335
3 Nichols Hills
Bethany
44
Yukon
Forest Park
Spencer
62 Choctaw
40
Oklahoma City
Del City
240
40
Valley Brook
Mustang
240
35
44
Moore



% Job Growth (1)
% Population Growth (1)
0.19%
-0.43%
0.20%
0.10%
0.05%
0.12%
0.79%
0.25%
0.39%
0.51%
-0.05%
0.21%
2025
2026
2025
2026
IRT Market
Gateway Markets (2)
U.S. Average



% Apartment Deliveries (1)(3)
3.60%
2.54%
1.12%
2024
2025
2026
2027

Major Employers:

The UNIVERSITY of OKLAHOMA | INTEGRIS HEALTH | HOBBY LOBBY | paycom | Love's

Oklahoma City Market	IRT Portfolio (5)
Total Units (1): 102,206	Properties: 8 | Units: 2,147
Stabilized Market Occupancy (1): 88.7%	Occupancy: 95.8%
Total Market Occupancy (1) (4): 87.8%	Portfolio NOI Share: 5.5%

IRT Market Developments:

- *OKC Thunder:* Began construction on their $900 million multi-use basketball arena in downtown Oklahoma City.

(1) Sources: CoStar Q1 2026 data release; Green Street data as of April 2026
(2) Gateway Markets defined as: Boston, MA; Los Angeles and San Francisco, CA; New York, NY; Washington, DC
(3) Apartment deliveries based on IRT submarkets within the broader market
(4) Total market occupancy includes new developments in lease-up
(5) IRT's consolidated property portfolio for Q1 2026

IRT MARKETS | NASHVILLE, TN


Ashland City
Cheatham Wildlife Management Area
Nashville
Green Hill
Mt. Juliet
Berry Hill
Belle Meade
Rural Hill
Kingston Springs
Pegram
Ashwood
Brentwood
La Vergne
Smyrna
Fairview
Fernvale
Nolensville
Walterhill
Kingfield
Franklin
Leipers Fork
White Haven
Arrington
Murfreesboro
Boston
West Harpeth
Peytonsville
Burwood
Salem
College Grove
Barfield
Spring Hill
Rockvale
Eagleville

Major Employers:

VANDERBILT UNIVERSITY MEDICAL CENTER | Saint Thomas Health WITH YOU. FOR LIFE. | VANDERBILT UNIVERSITY | NISSAN GROUP OF NORTH AMERICA

Nashville Market	IRT Portfolio (5)
Total Units (1): 190,433	Properties: 5 | Units: 1,508
Stabilized Market Occupancy (1): 91.6%	Occupancy: 95.4%
Total Market Occupancy (1)(4): 88.7%	Portfolio NOI Share: 5.0%

% Job Growth (1) | % Population Growth (1)


1.01%
-0.43%
0.20%
0.24%
0.05%
0.12%
1.17%
0.25%
0.39%
0.69%
-0.05%
0.21%
2025
2026
2025
2026
IRT Market
Gateway Markets (2)
U.S. Average

% Apartment Deliveries (1)(3)


3.30%
1.90%
2.94%
0.91%
2024
2025
2026
2027

IRT Market Developments:

- ***Oracle:*** Advancing plans for $4.5 billion East Bank campus, with commitment to making it their global HQ.

(1) Sources: CoStar Q1 2026 data release; Green Street data as of April 2026
(2) Gateway Markets defined as: Boston, MA; Los Angeles and San Francisco, CA; New York, NY; Washington, DC
(3) Apartment deliveries based on IRT submarkets within the broader market
(4) Total market occupancy includes new developments in lease-up
(5) IRT's consolidated property portfolio for Q1 2026

IRT MARKETS | RALEIGH-DURHAM, NC


Durham
Oak Grove
New Light
Wake Forest
Raleigh-Durham International Airport
North Carolina Museum of Art
NORTH RALEIGH
NORTH HILLS
Morrisville
Cary
Raleigh
Knightdale
Apex
HOPE VALLEY
UMSTEAD
CARY PARK
PRESTON
SCOTTISH HILLS
LOCHMERE
HEDINGHAM


% Job Growth (1)
% Population Growth (1)
1.30%
-0.43%
0.20%
0.43%
0.05%
0.12%
1.73%
0.25%
0.39%
1.34%
-0.05%
0.21%
2025
2026
2025
2026
IRT Market
Gateway Markets (2)
U.S. Average


% Apartment Deliveries (1)(3)
8.76%
1.87%
1.94%
1.84%
2024
2025
2026
2027

Major Employers: IBM, Citrix, Cisco, UNC REX Healthcare, Lenovo, Duke Health, Apple, Fidelity

IRT Market Developments:

- ***VinFast:*** Continuing development on their $4 billion electric vehicle manufacturing facility in Chatham.

Raleigh-Durham Market	IRT Portfolio (5)
Total Units (1): 205,665	Properties: 6 | Units: 1,690
Stabilized Market Occupancy (1): 91.6%	Occupancy: 95.2%
Total Market Occupancy (1) (4): 89.1%	Portfolio NOI Share: 4.9%

(1) Sources: CoStar Q1 2026 data release; Green Street data as of April 2026
(2) Gateway Markets defined as: Boston, MA; Los Angeles and San Francisco, CA; New York, NY; Washington, DC
(3) Apartment deliveries based on IRT submarkets within the broader market
(4) Total market occupancy includes new developments in lease-up
(5) IRT's consolidated property portfolio for Q1 2026

IRT MARKETS | ORLANDO, FL


South Apopka
Forest City
Altamonte Springs
Clarcona
Maitland
Winter Park
Orlando Science Center
Ocoee
Pine Hills
Orlando
Azalea Park
Gotha
METROWEST
Windermere
Conway
Oak Ridge
Belle Isle
Bay Hill
Pine Castle
Doctor Phillips
Orlando
SOUTHEAST

% Job Growth (1) | % Population Growth (1)


0.34%
-0.43%
0.20%
0.57%
0.05%
0.12%
1.09%
0.25%
0.39%
0.90%
-0.06%
0.21%
2025
2026
2025
2026
IRT Market
Gateway Markets (2)
U.S. Average

% Apartment Deliveries (1)(3)


5.22%
5.45%
5.12%
1.50%
2024
2025
2026
2027

Major Employers: Orlando Health, Lockheed Martin, Universal Orlando, Walt Disney World, Adventist Health System, SeaWorld Entertainment, AdventHealth

Orlando Market	IRT Portfolio (5)
Total Units (1): 243,628	Properties: 4 | Units: 1,260
Stabilized Market Occupancy (1): 91.8%	Occupancy: 86.2%
Total Market Occupancy (1) (4): 88.9%	Portfolio NOI Share: 3.7%

IRT Market Developments:

- *Disney World:* Disney is planning $17 billion in theme park investments, including building a fifth park, over the next two decades.

(1) Sources: CoStar Q1 2026 data release; Green Street data as of April 2026
(2) Gateway Markets defined as: Boston, MA; Los Angeles and San Francisco, CA; New York, NY; Washington, DC
(3) Apartment deliveries based on IRT submarkets within the broader market
(4) Total market occupancy includes new developments in lease-up
(5) IRT's consolidated property portfolio for Q1 2026

IRT MARKETS | MEMPHIS, TN


Clarkedale
Oaklawn
Northaven
Marion
West Memphis
Memphis
Bartlett
Germantown
Mississippi River
Southaven
Olive Branch

Major Employers:

FedEx, St. Jude Children's Research Hospital, Methodist Le Bonheur Healthcare, AutoZone, Kroger, Baptist

Memphis Market	IRT Portfolio [5]
Total Units [1]: 102,669	Properties: 4 | Units: 1,383
Stabilized Market Occupancy [1]: 85.6%	Occupancy: 92.7%
Total Market Occupancy [1] [4]: 84.8%	Portfolio NOI Share: 3.7%

% Job Growth [1] | % Population Growth [1]


0.20%
-0.26%
-0.43%
0.05%
0.12%
-0.26%
0.25%
0.25%
0.39%
0.06%
0.21%
-0.05%
2025
2026
2025
2026
IRT Market
Gateway Markets (2)
U.S. Average

% Apartment Deliveries [1][3]


1.41%
4.08%
0.00%
0.18%
2024
2025
2026
2027

IRT Market Developments:

- *FedEx:* Plans to upgrade its Memphis World Hub with a 5-story, 1.6 million SF facility at Memphis International Airport.

(1) Sources: CoStar Q1 2026 data release; Green Street data as of April 2026
(2) Gateway Markets defined as: Boston, MA; Los Angeles and San Francisco, CA; New York, NY; Washington, DC
(3) Apartment deliveries based on IRT submarkets within the broader market
(4) Total market occupancy includes new developments in lease-up
(5) IRT's consolidated property portfolio for Q1 2026

IRT MARKETS | CHARLOTTE, NC


Charlotte
Huntersville
Concord
Harrisburg
Rocky River
US National Whitewater Center
Charlotte Douglas International Airport
Belmont
Cramerton
Matthews
Mint Hill
Wildwoods
Carowinds
Hemby Bridge
Lake Wylie

Major Employers: Bank of America, Wells Fargo, American Airlines, Atrium Health, Truist, Lowe's, Duke Energy

Charlotte Market	IRT Portfolio [5]
Total Units [1]: 253,562	Properties: 4 | Units: 1,014
Stabilized Market Occupancy [1]: 91.2%	Occupancy: 95.9%
Total Market Occupancy [1][4]: 86.9%	Portfolio NOI Share: 3.4%

% Job Growth [1] | % Population Growth [1]


2.40%
0.20%
-0.43%
0.40%
0.06%
0.12%
2025
2026
1.87%
0.25%
0.39%
1.45%
-0.05%
0.21%
2025
2026
IRT Market
Gateway Markets [2]
U.S. Average

% Apartment Deliveries [1][3]


17.19%
10.03%
8.33%
4.33%
2024
2025
2026
2027

IRT Market Developments:

- *SMBC:* Establishing second U.S. headquarters in Charlotte with a $50.5 million investment.
- *Scout Motors:* Announced new HQ in Mecklenburg County, investing $200+ million and creating 1,200 jobs.

(1) Sources: CoStar Q1 2026 data release; Green Street data as of April 2026
(2) Gateway Markets defined as: Boston, MA; Los Angeles and San Francisco, CA; New York, NY; Washington, DC
(3) Apartment deliveries based on IRT submarkets within the broader market
(4) Total market occupancy includes new developments in lease-up
(5) IRT's consolidated property portfolio for Q1 2026

IRT MARKETS | HOUSTON, TX



Kohrville
Westfield
Humble
Atascocita
Aldine
Dyersdale
Crosby
Jersey Village
Sheldon
Barrett
Highlands
Hunters Creek Village
Houston
Galena Park
Cinco Ranch
West University Place
Pasadena
Mission Bend
Four Corners
Meadows Place
South Houston
Pecan Grove
Sugar Land
Missouri City
Richmond
Pearland
Fresno

Major Employers: ExxonMobil, Houston Methodist, Shell, MD Anderson Cancer Center, H-E-B, Walmart

Houston Market	IRT Portfolio [5]
Total Units [1]: 743,949	Properties: 5 | Units: 1,308
Stabilized Market Occupancy [1]: 88.3%	Occupancy: 95.6%
Total Market Occupancy [1][4]: 87.2%	Portfolio NOI Share: 3.2%

% Job Growth [1] | % Population Growth [1]



0.17%
-0.43%
0.20%
0.65%
0.05%
0.12%
1.56%
0.25%
0.39%
1.29%
-0.05%
0.21%
2025
2026
2025
2026
IRT Market
Gateway Markets (2)
U.S. Average

% Apartment Deliveries [1][3]



7.89%
2.38%
3.57%
1.67%
2024
2025
2026
2027

IRT Market Developments:

- ***Eli Lilly:*** Plans to build $6.5 billion pharmaceutical manufacturing facility at Generation Park.

(1) Sources: CoStar Q1 2026 data release; Green Street data as of April 2026
(2) Gateway Markets defined as: Boston, MA; Los Angeles and San Francisco, CA; New York, NY; Washington, DC
(3) Apartment deliveries based on IRT submarkets within the broader market
(4) Total market occupancy includes new developments in lease-up
(5) IRT's consolidated property portfolio for Q1 2026

IRT MARKETS | HUNTSVILLE, AL



Lowe's Home Improvement
NORMAL
EMERALD RIDGE APARTMENTS
WOODMILL TRACE
PROVIDENCE
PARKWOOD ESTATES
GREENHILL
MOUNTAIN SLOPES
BRANDONTOWN
MIDTOWNE ON THE PARK
DYNETICS
CAVALRY HILL
FIVE POINTS
Monte Sano Nature Preserve (Bankhead...
Monte Sano State Park
Huntsville
MOUNTAIN BROOK
WESTLAWN
US Space & Rocket Center
Redstone Arsenal
US Veterans Memorial Museum
WESTBURY
ASHBURY WOODS APARTMENTS
WILLOWBROOK
WILLOW

Major Employers:

Dynetics (A Leidos Company) | NASA | ADTRAN | SIEMENS | NORTHROP GRUMMAN

Huntsville Market	IRT Portfolio [5]
Total Units [1]: 50,420	Properties: 4 | Units: 1,051
Stabilized Market Occupancy [1]: 87.8%	Occupancy: 95.6%
Total Market Occupancy [1] [4]: 83.6%	Portfolio NOI Share: 2.8%

% Job Growth [1] | % Population Growth [1]



0.71%
-0.43%
0.20%
0.18%
0.05%
0.12%
2025
2026
1.06%
0.25%
0.39%
0.82%
-0.05%
0.21%
2025
2026
IRT Market
Gateway Markets (2)
U.S. Average

% Apartment Deliveries [1][3]



13.50%
6.11%
0.49%
0.47%
2024
2025
2026
2027

IRT Market Developments:

- ***U.S. Space Command:*** Has taken operational control of the Redstone Arsenal facility to become Space Command HQ.

(1) Sources: CoStar Q1 2026 data release; Green Street data as of April 2026
(2) Gateway Markets defined as: Boston, MA; Los Angeles and San Francisco, CA; New York, NY; Washington, DC
(3) Apartment deliveries based on IRT submarkets within the broader market
(4) Total market occupancy includes new developments in lease-up
(5) IRT's consolidated property portfolio for Q1 2026

IRT MARKETS | LOUISVILLE, KY


Louisville
OLD LOUISVILLE
St Marys
Mt St Francis
Floyds Knobs
Clarksville
New Albany
Jeffersonville
Indian Hills
St Matthews
Hurstbourne
Springhurst
Prospect
Middletown
Jeffersontown
Shively
BEECHMONT
IROQUOIS PARK
PLEASURE RIDGE PARK
WAVERLY HILLS
VALLEY STATION
FAIRDALE
BUECHEL
NEWBURG
HIGHVIEW
STONE LAKES
SEATONVILLE
CEMENTVILLE
WATSON
INDIANA
KENTUCKY

Major Employers: TOYOTA, Yum!, Humana, Ford, Kindred, GE APPLIANCES, UPS

Louisville Market	IRT Portfolio (5)
Total Units (1): 98,808	Properties: 3 | Units: 794
Stabilized Market Occupancy (1): 92.3%	Occupancy: 95.5%
Total Market Occupancy (1)(4): 90.2%	Portfolio NOI Share: 2.1%

% Job Growth (1) | % Population Growth (1)


-0.10%
-0.43%
0.20%
-0.03%
0.05%
0.12%
0.63%
0.25%
0.39%
0.46%
-0.05%
0.21%
2025
2026
2025
2026
IRT Market
Gateway Markets (2)
U.S. Average

% Apartment Deliveries (1)(3)


1.06%
0.00%
5.57%
0.12%
2024
2025
2026
2027

IRT Market Developments:

- ***Humana Tower:*** Poe Companies plans to redevelop the Humana Tower into a 1,000 key convention center hotel with 100,000 SF of meeting space, costing $700 million.

(1) Sources: CoStar Q1 2026 data release; Green Street data as of April 2026
(2) Gateway Markets defined as: Boston, MA; Los Angeles and San Francisco, CA; New York, NY; Washington, DC
(3) Apartment deliveries based on IRT submarkets within the broader market
(4) Total market occupancy includes new developments in lease-up
(5) IRT's consolidated property portfolio for Q1 2026

DEFINITIONS & NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

This presentation may contain non-U.S. generally accepted accounting principals ("GAAP") financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in this document and/or IRT's reports filed or furnished with the SEC available at IRT's website www.IRTLIVING.com under Investor Relations. IRT's other SEC filings are also available through this website.

Average Effective Monthly Rent per Unit – Average effective rent per unit represents the average of net rent amounts, after concessions amortized over the life of the lease, divided by the average occupancy (in units) for the period presented. We believe average effective rent is a helpful measurement in evaluating average pricing. This metric, when presented, reflects the average effective rent per month.

Same-Store Average Occupancy – Average occupancy represents the average occupied units for the reporting period divided by the average of total units available for rent for the reporting period.

EBITDA and Adjusted EBITDA – Each of EBITDA and Adjusted EBITDA is a non-GAAP financial measure. EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as loss on impairment (gain on sale) of real estate, debt extinguishments and acquisition related debt extinguishment expenses, casualty (gains) losses and income (loss) from investments in unconsolidated real estate entities. We consider each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or non-operating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. Our calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, our Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs.

Funds From Operations ("FFO") and Core Funds From Operations ("CFFO") – We believe that FFO and CFFO, each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and us in particular. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts ("NAREIT"), as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, loss on impairment (gain on sale) of real estate and unconsolidated real estate entities, and the cumulative effect of changes in accounting principles. While our calculation of FFO is in accordance with NAREIT's definition, it may differ from the methodology for calculating FFO utilized by other REITs and, accordingly, may not be comparable to FFO computations of such other REITs.

CFFO is a computation made by analysts and investors to measure a real estate company's operating performance by removing the effect of items that do not reflect ongoing property operations, including depreciation and amortization of other items not included in FFO, and other non-cash or non-operating gains or losses related to items such as casualty (gains) losses, loan premium accretion and discount amortization and debt extinguishment costs from the determination of FFO.

Our calculation of CFFO may differ from the methodology used for calculating CFFO by other REITs and, accordingly, our CFFO may not be comparable to CFFO reported by other REITs. Our management utilizes FFO and CFFO as measures of our operating performance, and believe they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash or non-recurring items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and our operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we believe that FFO and CFFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Accordingly, FFO and CFFO do not measure whether cash flow is sufficient to fund all of our cash needs, including principal amortization and capital improvements. Neither FFO nor CFFO should be considered as an alternative to net income or any other GAAP measurement as an indicator of our operating performance or as an alternative to cash flow from operating, investing, and financing activities as a measure of our liquidity.

Interest Coverage – Interest coverage is a ratio computed by dividing Adjusted EBITDA by interest expense

Lease Over Lease Effective Rent Growth – Lease Over Lease Effective Rent Growth represents the change in the weighted average effective monthly rental rate, including the impact of concessions, where both the current and prior lease associated with a unit reflect standard leasing activity and have terms of 9-14 months. We also report Lease Over Lease Effective Rent Growth for All Leases, which represents the change in the weighted average effective monthly rental rate, including the impact of concessions, for all leases regardless of lease terms. We may report Lease Over Lease Effective Rent Growth for new leases, renewal leases, or blended across both new and renewal leases.

DEFINITIONS & NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

Net Debt – Net debt, a non-GAAP financial measure, equals total consolidated debt less cash and cash equivalents and loan premiums and discounts. The following table provides a reconciliation of total consolidated debt to net debt (dollars in thousands). We present net debt and net debt to Adjusted EBITDA because management believes it is a useful measure of our credit position and progress toward reducing leverage. The calculation is limited because we may not always be able to use cash to repay debt on a dollar for dollar basis. The following table provides a reconciliation of total consolidated debt to net debt (dollars in thousands):

	As of				
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Total debt	$ 2,433,543	$ 2,281,475	$ 2,296,202	$ 2,249,801	$ 2,253,957
Less: cash and cash equivalents	(23,341)	(23,564)	(23,290)	(19,491)	(29,055)
Less: loan discounts and premiums, net	(19,833)	(21,850)	(23,863)	(25,469)	(27,454)
Total net debt	$ 2,390,369	$ 2,236,061	$ 2,249,049	$ 2,204,841	$ 2,197,448

Net Operating Income – We believe that Net Operating Income ("NOI"), a non-GAAP financial measure, is a useful measure of our operating performance. We define NOI as total property revenues less total property operating expenses, excluding interest expense, depreciation and amortization, casualty related costs and gains, property management expenses, general and administrative expenses and net gains on sale of assets.

Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our performance on a same-store and non same-store basis because NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance.

A reconciliation from GAAP net income (loss) to NOI is provided below (dollars in thousands):

	For the Three Months Ended				
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Net (loss) income	$ (127)	$ 34,015	$ 6,995	$ 8,172	$ 8,526
Other revenue	(109)	(330)	(250)	(297)	(338)
Property management expenses	8,237	6,674	7,891	7,715	7,826
General and administrative expenses	8,514	4,673	4,905	5,982	8,406
Depreciation and amortization expense	64,632	62,984	61,735	59,794	58,725
Casualty losses (gains), net	77	755	419	255	(115)
Interest expense	20,732	20,422	20,455	18,773	19,348
(Gain on sale) loss on impairment of real estate assets, net	—	(17,491)	12,841	—	(1,496)
Loss on extinguishment of debt	—	—	—	—	67
Other loss	86	238	12	—	103
Loss (income) from investments in unconsolidated real estate entities	1,047	(2,403)	(9,814)	562	590
NOI	$ 103,089	$ 109,537	$ 105,189	$ 100,956	$ 101,642
Less: Non same-store portfolio NOI	4,833	5,375	4,878	3,703	4,342
Same-store portfolio NOI	$ 98,256	$ 104,162	$ 100,311	$ 97,253	$ 97,300

DEFINITIONS & NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

Non Same-Store Properties and Non Same-Store Portfolio – Properties that did not meet the definition of a same-store property as of the beginning of the previous year.

Same-Store Properties and Same-Store Portfolio – We review our same-store portfolio at the beginning of each calendar year. Properties are added into the same-store portfolio if they were owned and not a development property at the beginning of the previous year. Properties that are held for sale or have been sold are excluded from the same-store portfolio.

Rent Premium on Value Add Renovations – **The rent premium reflects the per unit per month difference between the rental rate on the renovated unit excluding the impact of upfront concessions, if any, and the market rent for an unrenovated unit as of the date presented, as determined by management consistent with its customary rent-setting and evaluation procedures. We believe excluding the impact of upfront concessions from our rental rates when comparing to the market rental rates for unrenovated units makes the comparison most relevant and the resulting premium provides management with an indicator of the increased rent generated by the unit renovation.**

Renovation Costs per Unit – **Renovation costs per unit includes all costs to renovate the interior units and make certain exterior renovations, including clubhouses and amenities. Interior costs per unit are based on units leased. Exterior costs per unit are based on total units at the community. Excludes overhead costs to support and manage the value add program as those costs relate to the entire program and cannot be allocated to individual projects.**

Return on Investment ("ROI") on Value Add Renovations – **ROI is calculated using the Rent Premium per unit per month, multiplied by 12, divided by the interior renovation costs per unit or the total renovation costs, as applicable. We use ROI on value add renovation projects to measure the profitability of a renovation project relative to other projects or relative to other uses of our capital.**

Total Gross Assets – **Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets. The following table provides a reconciliation of total assets to total gross assets (dollars in thousands):**

	As of				
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Total assets	$ 6,099,308	$ 6,021,750	$ 6,092,592	$ 5,962,626	$ 5,983,494
Plus: accumulated depreciation (a)	989,530	932,347	890,039	838,718	789,619
Plus: accumulated amortization	78,578	76,419	75,395	72,976	71,001
Total gross assets	$ 7,167,416	$ 7,030,516	$ 7,058,026	$ 6,874,320	$ 6,844,114

(a) Includes accumulated depreciation associated with real estate held for sale, as applicable.

INDEPENDENCE REALTY TRUST

FORWARD LOOKING STATEMENTS

This release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, our earnings guidance, and the assumptions underlying such guidance, our expectations with respect to the timing and terms of sales, if any, with respect to the two properties which are classified as held for sale as of March 31, 2026, the assumptions underlying the determination of the fair value of our impairment charge for one of our properties held for sale as of March 31, 2026, our expectations with respect to projects scheduled to start in 2026 and our expectations with respect to future acquisitions and dispositions. All statements in this release that address financial and operating performance, events or developments that we expect or anticipate will occur or be achieved in the future are forward-looking statements.

Our forward-looking statements are not guarantees of future performance and involve estimates, projections, forecasts and assumptions, including as to matters that are not within our control, and are subject to risks and uncertainties including, without limitation, risks and uncertainties related to changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could lead to declines in occupancy and rent levels, uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital, unexpected changes in our intention or ability to repay certain debt prior to maturity, increased costs on account of inflation, increased competition in the labor market, delays in the completion of, and failure to achieve anticipated benefits of, our projects with our joint venture partners, inability to sell certain assets, including those assets designated as held for sale, within the time frames or at the pricing levels expected, failure to achieve expected benefits from the redeployment of proceeds from asset sales, inability or failure to achieve anticipated benefits from future acquisitions and dispositions, delays in completing, and cost overruns incurred in connection with, our Value Add initiatives and failure to achieve rent increases and occupancy levels on account of the Value Add initiatives, unexpected impairments or impairments in excess of our estimates, new and/or increased regulations generally and specifically on the rental housing market, including legislation that may regulate rents and fees or delay or limit our ability to evict non-paying residents, risks endemic to real estate and the real estate industry generally, the impact of potential outbreaks of infectious diseases and measures intended to prevent the spread or address the effects thereof, economic conditions, including inflation and recessionary conditions and their related impacts on the real estate industry, U.S. and global trade policies and tensions, including changes in, or the imposition of, tariffs and/or trade barriers and the economic impacts, volatility and uncertainty resulting therefrom, the impacts from a new or prolonged U.S. government shutdown, the impacts from existing and/or future U.S. foreign policy decisions including the involvement of the U.S. in foreign disputes and foreign wars, the effects of natural and other disasters, unknown or unexpected liabilities, including the cost of legal proceedings, costs and disruptions as the result of a cybersecurity incident or other technology disruption, including but not limited to a third party's unauthorized access to our data or the data of our residents, unexpected capital needs, inability to obtain appropriate insurance coverages at reasonable rates, or at all, or losses from catastrophes in excess of our insurance coverages, and share price fluctuations. Please refer to the documents filed by us with the SEC, including specifically the "Risk Factors" sections of our Annual Report on Form 10-K for the year ended December 31, 2025 and our other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward-looking statements.

These forward-looking statements are based upon the beliefs and expectations of our management at the time of this release and our actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.